LOAN AGREEMENT

     This Loan Agreement ("Agreement") is entered into this 13th day of October., 1997 ("Effective Date"), by and between TROY D. WISEMAN, TRUSTEE OF THE WISEMAN FAMILY TRUST, UDT 10/31/89, RICHARD C. PEPLIN, SR., and those other persons who become lenders under this Agreement by adopting this Agreement (individually, "Lender" and collectively, "Lenders"), RICHARD C. PEPLIN, SR. as the initial agent for Lenders ("Agent") and RCP ENTERPRISES GROUP, L.L.C., an Ohio limited liability company ("Borrower").

                                    RECITALS

         A. The Wiseman Family Trust UDT 10/.31/89 has previously advanced Forty Thousand Dollars ($40,000) ro Borrower;

         B. Borrower has requested that Lenders advance funds to Borrower in the maximum sum of Four Hundred Thousand Dollars ($400,000) secured by Borrower's accounts receivable; and

         C. Lenders have agreed to advance up to Four Hundred Thousand Dollars ($400,000) to Borrower on the terms and conditions hereof.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged and confessed, the parties do hereby agree as follows:

     1.  Definitions.  All terms used  herein  which are defined in Article 1 or
Article 9 of the Uniform Commercial Code shall have themeanings given therein unless otherwise defined in this Agreement. Any accounting term used herein unless otherwise defined or set forth in this Agreement shall have the meanings customarily given to such term in accordance with generally accepted accounting principles. For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

     1.1 "Accounts" shall mean all present and future rights of Borrower to payment for goods sold or leased or for services rendered, whether or not earned by performance.

     1.2 "Collateral" shall mean all the property in which Borrower grants or is required to grant to Lenders a security interest or lien, as described in
Section 5 hereof.

     1.3 "Eligible Accounts" of Borrower shall mean Accounts created by Borrower which are and continue to be acceptable to Lenders based on the criteria set forth below. In general, Accounts shall be Eligible Accounts if:

     1.3.1 such Accounts arise from the actual and bona fide sale and delivery of goods by Borrower or rendition of services by Borrower in the ordinary course of Borrower's business, which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

     1.3.2 such Accounts are not unpaid more than ninety (90) days after the date of the original invoice thereto;

     1.3.3 the chief executive office of the account debtor with respect to such Accounts is located in the United States of America, or such Account is otherwise acceptable in all respects to Lenders (subject to such lending formula with respect thereto as Lenders may determine);

     1.3.4 such Accounts do not consist of progress billings, bill and hold invoices or retainage invoices;


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     1.3.5 the account  debtor with respect to such  Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to, any right of setoff against such Accounts;

     1.3.6 there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

     1.3.7 such Accounts are subject to the first priority, valid and perfected security interest of Lenders and any good giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement.

     1.3.8 neither the account debtor nor any officer, employee or agent of the account debtor with respect to such Accounts is an officer, employee or agent of or affiliated with Borrower directly or indirectly by virtue of family membership, ownership, control, management or otherwise;

     1.3.9 the account debtors with respect to such Accounts are not any foreign government, the United States of America or any political subdivision., department, agency or instrumentality thereof;

     1.3.10 there are no proceedings or actions which are threatened or pending against any account debtor with respect to such Accounts from such account debtor which might result in any material adverse change in any such account debtor's financial condition;

     1.3.11 such Accounts of a single account debtor or its affiliates do not constitute more than twenty-five percent (25%) of all otherwise Eligible Accounts (but the portion of the Accounts not in excess of such percentage may be deemed Eligible Accounts); and

     1.3.12 such Accounts are not owed by any account debtor who has Accounts unpaid more than ninety (90) days after the date of the original invoice therefor and which constitute more than twenty-five percent (25%) of the total Accounts from such account debtor.

     General criteria for Eligible Accounts may be established and revised from time to time by Lenders in good faith. Any Accounts which are not Eligible Accounts shall nevertheless be part of the Collateral.

     1.4 "Event of Default" shall mean the occurrence or existence of any event or condition described in the Notes or the Security Agreement.

     1.5 "Loan Documents" shall mean, collectively, this Agreement and all notes, security agreements, and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Borrower in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

     1.6 "Loans" to Borrower shall mean advances made by Lenders to Borrower as set forth in Section 2 hereof.

     1.7 "Notes" shall have the meaning set forth in Section 3 hereof.

     1.8 "Records" of Borrower shall mean all of Borrower's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other date relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of Borrower with respect to the foregoing maintained with or by any other person).

     1.9 "Rights to Payment" of Borrower shall mean all Accounts, contract rights, chattel paper, documents, instruments, letters of credit, bankers acceptances and guaranties, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Accounts and other Collateral, and shall include without limitation, (a) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral and (b) deposits by and property of account debtors or other persons securing the obligations of account debtors, monies, securities, credit balances, deposits, deposit accounts and other property of Borrower now or hereafter held or received by or in transit to Lenders or any of their affiliates or at any other depository or other institution from or for the account of Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise.

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     2. Line of  Credit.  Subject to and upon the terms and  conditions  of this
Agreement, Lenders hereby agree to make Loans to Borrower from time to time in amounts requested by Borrower up to an aggregate outstanding principal amount equal to the lesser of (i) Four Hundred Thousand Dollars ($400,000), or (ii) thirty percent (30%) of Borrower's Eligible Accounts, The funds previously advanced by the Wiseman Family Trust UDT 10/31/89 shall be deemed to have been an initial advance of $40,000 pursuant to this Loan Agreement. In the event that the outstanding amount of the Loans to Borrower exceeds the amount available under the above lending formula, such event shall not limit, waive or otherwise affect any rights of Lenders in that circumstance or on any future occasions, and Borrower shall, upon demand by Lenders, which may be made at any time or from time to time, immediately repay to Lenders the entire amount of any such excess(s) for which payment is demanded.

     3. Line of Credit Notes. Borrower's obligation to repay advances under the Loans shall be evidenced by promissory notes exected by Borrower in favor of each Lender substantially in the form of Exhibit "A" attached hereto ("Notes"), the terms of which are incorporated herein by this reference.

     4. Pro Rata Treatment.

     4.1 Each payment and prepayment to Lenders under this Agreement shall be made according to each Lender's percentage of the principal amount of the Loan.

     4.2 Each Lender's percentage of all payments and prepayments delivered to Agent or received by Agent for the account of Lenders under this Agreement shall be promptly delivered by Agent to each Lender at such Lender's address specified below such Lender's signature to this Agreement.

     5. Grant of Security Interest. As security for all indebtedness of Borrower to Lenders pursuant to this Agreement, Borrower grants to Lenders security interests of first priority in the following property and interests in property, whether now owned or hereafter acquired or existing, and whether located: all Accounts, Rights to Payment and Records, and all products and proceeds of any of the foregoing, in any form, including without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing. All of the foregoing shall be evidenced by and subject to the terms of a Security Agreement substantially in the form of Exhibit "B" attached hereto and such other documents as Lenders shall reasonably require, all in form and substance satisfactory to Lenders. Borrower shall reimburse Lenders, immediately upon demand, for all costs and expenses incurred by Lenders in connection with any of the foregoing security, including without limitation filing and recording fees.

     6. Conditions of Lending. Lenders shall not be obligated to make any advances under the Loans. Lenders shall not make any advances under the Loans unless all the following conditions relating to the Loans shall have been satisfied. All documents to be executed or delivered pursuant to Sections 6.1 ands 6.2 shall be dated, or certified as, the Effective Date or the date of the advance, as the case may be.

     6.1 Effective Date. On the Effective Date, Agent shall have received:

     6.1.1 This Agreement, or counterparts thereof, duly executed by Borrower, Lenders and Agent.

     6.1.2 Notes in favor of Troy D. Wiseman, Trustee of the Wiseman Family Trust UDT 10/31/89 in the amount of $50,000 for the initial advance of $40,000 and $10,000 to be advanced on the Effective Date and in favor of Richard C. Peplin, Sr., in the amount of $40,000 for $40,000 to be advanced on the Effective Date.

     6.1.3 The Security Agreement and Form UCC-1 Financing Statement inthe form of Exhibit "B" hereto, duly executed by Borrower, Lenders and Agent.

     6.1.4 Such other documents as any Lenders may reasonably request.

     All legal matters incident to the execution and delivery of this Agreement and the documents contemplated hereby shall be satisfactory to Lenders.

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     6.2 Additional Advances.  Additional advances may be made from time to time in the sole discretion of Lenders not to exceed the Loan amount of Four Hundred Thousand Dollars ($400,000). On each additional Loans advance date, Agent shall have received:

     6.2.1 A Note payable to each Lender who is loaning funds for the additional Loans advance.

     6.2.2 Such other documents as any Lender may reasonably request.

     6.2.3 The representations, warranties and covenants contained herein and in the Security Agreement shall be true in all material respects on and as of the date of the signing of this Agreement and on the date of each such extension of credit by Lenders pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no default hereunder or in the Notes or the Security Agreement, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such a default, shall have occurred and be continuing or shall exist. Borrower shall deliver a certificate evidencing compliance with this Section 6.2.3.

     6.2.4 All legal matters, incident to the execution and delivery of the Agreement and the documents contemplated hereby shall be satisfactory to Lenders.

     7. Representations and Warranties. Borrower makes the following representations and warranties to Lenders, which representations and warranties shall survive the execution of this Agreement and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Lenders subject to this Agreement.

     7.1 Legal status. Borrower is a limited liability company duly organized and existing and in good standing under the laws of the State of Ohio and is qualified or licensed to do business, and is in good standing as a foreign corporation, if applicable, in all jurisdictions in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

     7.2 Authorization and Validity. The Loan Documents have been duly authorized, and upon their execution-and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower enforceable in accordance with their respective terms.

     7.3 No Violation. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of the Articles of Incorporation or Bylaws of Borrower, or result in a breach of or default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

     7.4 No Subordination. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this Agreement to any other obligation of Borrower.

     7.5 Other Obligations. Borrower is not in default on and obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

     8. Covenants. Borrower covenants that so long as Lenders remain committed to extend credit to Borrower pursuant to the terms of this Agreement or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Lender under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall:

     8.1 Punctual Payments. Punctually pay all principal, interest, fees or other liabilities due under any of the Loan Documents to which it is a party at the times and place and in the manner specified therein, and immediately upon demand by Lenders, the amount by which the outstanding principal balance of the Loans to Borrower at any time exceeds any limitation applicable thereto.



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     8.2 Records and Premises.  Maintain  proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to Collateral and the business of Borrower in accordance with generally acceptable accounting principles. From time to time as requested by Lender, at the cost and expense of Borrower, allow Lenders, Agent or other designee complete access to all of Borrower's premises during normal business hours and after notice to Borrower, or at any time and without notice to Borrower if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of Borrower's books and records, including, without limitation, the Records, and promptly furnish to Lenders such copies of such books and records or extracts therefrom as Lenders may request, and allow Lenders during normal business hours to use such of Borrower's personnel, equipment, supplies and premises as may be reasonably necessary for the foregoing, and if an Event of Default exists or has occurred and is continuing, for the collection fo Accounts and realization of other Collateral.

     8.3 Collateral Reporting. Borrower shall provide Agent with the following documents in a form satisfactory to Agent:

     8.3.1 on a regular basis as required by Agent, a schedule of Accounts, including without limitation, daily sales, credit and adjustment journals and cash receipts;

     8.3.2 upon Agent's request, (i) copies of customer statements and credit memos, remittance advices and reports, and copies of deposit slips and bank statements and (ii) copies of shipping and delivery documents;

     8.3.3 within fourteen (14) calendar days after and as of the end of each month (or more frequently as Agent may request), (i) agings of accounts receivable and (ii) agings of accounts payable;

     8.3.4 such other reports as to the Collateral as Agent shall request from time to time, including without limitation daily borrowing base certificates. If any of Borrower's records of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, Borrower hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Agent and to follow Agent's instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

     8.4 Notices to Lenders. Promptly (but in no event more than five (5) days after the occurrence of each such event or matter) give written notice to Lenders in reasonable detail of the occurrence of any Event of Default, or any condition, event or act which with the giving of notice or the passage of time or both would constitute such an Event of Default. Provide not less than ten
(10) days prior written notice to Lenders of any change in the name or the organizational structure of Borrower.

     8.5 Further Assurances At the request of Lenders at any time and from time to time, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Loan Documents, at Borrower's expense. Lenders may ay any time and from time to time request a certificate from an officer of Borrower representing that all conditions precedent tot he making of Loans contained herein are satisfied. In the event of such request by Lenders, Lenders may, at their option, cease to make any further advances on the Loans until Lenders have received such certificate and, in addition, Lenders have determined that such conditions are satisfied. Where permitted by law, Borrower hereby authorizes Lenders to execute and file one or more UCC financing statements signed only by Agent.

     8.6 No Pledge of Assets. Not mortgage, pledge, grant or permit to exist a security interest in, or lien upon, any of its assets of any kind, now owned or hereafter acquired, except any of the foregoing in favor of Lenders.

     9. Agent

     9.1 Appointment. Richard C. Peplin, Sr., is hereby appointed Agent of Lenders under the Loan Documents, and each Lender irrevocably authorizes Agent to act as the agent of such Lender. Agent agrees to act as such upon the express conditions contained in this Section 9.

     9.2 Powers. Agent shall have and may exercise such powers as are specifically delegated to Agent by the terms of the Loan Documents, together with such powers as are reasonably incidental thereto, all as the case may be. Agent shall have no implied duties to Lenders, or any obligation to Lenders to take any action under the Loan Documents except any action specifically provided by the Loan Documents to be taken by Agent.

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     9.3  General  Immunity.  Neither  Agent nor any of his agents or  employees shall be liable to Lenders or any Lender for any action taken or omitted to be taken by him or then under the Loan Documents or in connection therewith, as the case may be, except for his or their own gross negligence or wilful misconduct.

     9.4 No Responsibility for Loans and Recitals. Agent shall not be responsible to Lenders or any Lender for any recitals, reports, representations, statements or warranties contained in, or made in connection with, the Loan Documents or the Loans, as the case may be, or be bound to ascertain or inquire as to the performance or observance of any of the terms of the Loan Documents.

     9.5 Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any default or potential default under any Loan Document, unless Agent has received notice from a Lender or Borrower, referring to such Loan Document describing such default or potential default and starting that such notice is a "Notice of Default." In the event that Agent receives such a notice, Agent shall give prompt notice thereof to Lenders. Agent shall take action with respect to such default or potential default as shall be reasonably directed by Lenders holding in the aggregate at least sixty-six percent (66%) of the aggregate unpaid principal amount of the Notes ("Required Lenders"); provided that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such default or potential default as he shall deem advisable in the best interest of Lenders.

     9.6 Indemnification. Agent shall be fully justified in failing or refusing to take any action under the Loan Documents unless he shall first be indemnified to his satisfaction by Lenders or Required Lenders, as the case may be, against any and all liabilities and expenses which may be incurred by Agent by reason of taking or continuing to take any such action. Lenders agree to indemnify Agent in his capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), according to their respective percentages, from and against any and all actions, costs, damages, disbursements, expenses, judgements, liabilities, losses, obligations, penalties, and suits of any kind whatsoever which may at any time (including without limitation, at any time following the payment of the Notes), be imposed on, incurred by or asserted against Agent in any way relating to or arising out of any Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted to be taken by Agent under or in connection with any of the foregoing, all as the case may be, provided that no Lender shall be liable for the payment ofany portion of such actions, costs, damages, disbursements, expenses, judgements, liabilities, losses, obligations, penalties, and suits resulting solely from Agent's gross negligence or willful misconduct. The agreements contained in this 9.6 shall survive the termination of the Agreement, the payment of the Notes and all other amounts payable under any of the foregoing agreements.

     9.7 Loan Documents. Agent shall not be responsible to Lenders for the effectiveness, enforcement, genuineness, or validity of any of the Loan Documents.

     9.8 Action of Instructions of Lenders. Agent shall in all cases by fully protected in acting, or in refraining from acting, under the Loan Documents in accordance with written instructions signed by Required Lenders or Lenders, as the case may be, and such instructions and any action taken or failure to act pursuant thereto shall be binding on all Lenders and on all holders of the Notes.

     9.9 Employment of Agents and Counsel. Agent may execute any of his duties as Agent under the Loan Documents by or through employees, agents, and attorney-in-fact and shall not be answerable to Lenders, except as to money or securities received by him or his authorized agents and for the default or misconduct of any such agents or attorneys-in-fact selected by Agent with reasonable care. Agent shall be entitled to advice of counsel concerning all matters pertaining to the Agency hereby crated and his duties hereunder.

     9.10 Reliance on Documents and Counsel. Agent shall be entitled to rely upon any affidavit, certificate, cablegram, consent, instrument, letter, notice, Note, order, paper, statement, telecopy, telegram, telex, or teletype message and writing believed by him to be genuine and correct and to have been signed, sent or made by the proper person or persons, and any telephonic or oral statement made by the proper person or persons, and, in respect to legal matters, upon the opinions of counsel selected by Agent and counsel for Borrower, as the case may be.



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     9.11 May Treat  Payee as Owner,.  Agent may deem and treat the payee of any
Notes as the owner thereof for all purposes hereof, unless and until a written notice of the assignment or transfer thereof shall have been filed with Agent, which such notice shall reasonably identify the assignee of transferee of such Notes. Any request, authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, assignee, or transferee of such Note or of any Note or Notes issued in exchange therefor.

     9.12 Agent's Reimbursement. Each Lender agrees to reimburse Agent in the amount of such Lender's percentage for any expenses not reimbursed by Borrower:
(a) for which Agent is entitled to reimbursement by Borrower, and (b) after the occurrence of a default, for any other expenses incurred by Agent on behalf of Lenders in connection with the enforcement of the Loan Documents.

     9.13 Rights as Lender. With respect to the Loan made by him and the Notes issued to him, Agent shall have the same rights and powers hereunder as any Lender and may exercise the same as though it were not Agent, and the term "Lender" or "Lenders," shall, unless the context otherwise specifies, include Agent in his individual capacity as a Lender. Agent may lend money to and generally engage in any kind of business with Borrower as if he were not Agent.

     9.14 Successor Agent. Agent may resign as Agent upon ten (10) days' prior notice to Lenders. If Agent shall resign as Agent, then Required Lenders shall appoint from among Lenders a successor agent for Lenders, whereupon such successor agent shall succeed to the rights, powers, and duties of Agent, and the term "Agent" shall mean such successor agent effective upon his or its appointment, and the former Agent's rights, powers, and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the other parties to this Agreement or any holders of the Notes. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to his benefit as to any actions taken or omitted to be taken by him while he was Agent.

     9.15 Number of Documents. All certificates, documents, notices, reports, requests, and statements furnished Agent under the Loan Documents shall be furnished in sufficient counterparts so that Agent may furnish one to each of Lenders.

     10. General Provisions.

     10.1 Nature of Lenders' Obligations. The respective obligations of Lenders under the Loan Documen6ts, including, without limitation, the making of the Loans by Lenders, are several and not joint and no Lender shall be deemed to be the partner or agent of another, except to the extent to which Agent is authorized to act as such.

     10.2 Independent Credit Decision. Each Lender acknowledges and represents to Agent and each other Lender that Lender has, independently and without reliance upon Agent or any other Lender and based on the information furnished by Borrower and such other documents and information as Lender has deemed appropriate, made Lender's own independent credit analysis and decision to enter into this Agreement and the transactions contemplated hereby. Each Lender also acknowledges and represents to Agent and each other Lender that Lender will, independently and without reliance upon Agent or any other Lender and based on such documents and information as Lender shall deem appropriate at the time, continue to make Lender's own independent credit decisions in taking or not taking action under this Agreement and the transaction contemplated hereby.

     10.3 Amendments and Waivers. Required Lenders, or Agent with the consent in writing of Required Lenders, and Borrower may, subject to the provisions of this 10.3, from time to time enter into written supplemental agreements to the Loan Documents, as the case may be, for the purpose of adding or deleting any provisions to or from any Loan Document or otherwise changing or varying in any manner the rights of Lenders or Borrower thereunder or the conditions, provisions or terms thereof for waiving any default thereunder, but only to the extent specified in such written agreements; provided, however, that no such supplemental agreement shall, without the consent of all of Lenders:

     10.3.1 Change the maturity of any Notes or the principal amount thereof, or change the rate or the time of payment of interest thereon or any fee payable by Borrower to Lenders of Agent, as the case may be, pursuant to this Agreement.

     10.3.2 Alter, amend, modify, or waive any term inthe Loan Documents which would result in any alteration, amendment, change, modification or reduction requiring the consent of all Lenders.

     10.3.3 Alter, amend or modify this 10.3.

     10.3.4 Consent to the assignment or transfer by Borrower ofany of its rights and obligations under any Loan Document.

     10.3.5 Change the rights and duties of Agent, provided Agent shall have given his prior written consent thereto.

     Any such supplement agreements to the Loan Documents shall apply equally to each of Lenders and shall be binding upon Borrower, Lenders and Agent and all future holders of the Notes. No waiver by Lenders or Agent of any right or of any default by Borrower under the Loan Documents shall be binding upon Lenders unless in writing executed by Lenders or Agent. In the case of any waiver, Borrower, Lenders, and Agent shall be restored to their former position and rights under the relevant Loan Document and any default waived shall be deemed to be cured and not continuing, but no such waiver shall extend to any subsequent or other default, or impair any right consequent thereon.

     10.4 Remedies. No course of dealing among Borrower, Lenders, Required Lenders, and Agent, as the case may be, and no delay or omission of Lenders, Required Lenders or Agent, as the case may be, to exercise any right under the Loan Documents shall impair such right to be construed to be a waiver of any default or an acquiescence therein, and any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to Lenders and Required Lenders, as the case may be, until the Notes and other payment obligations in the Loan Documents have been paid in full. Lenders and Required Lenders, as the case may be, may exercise such remedies in any order of priority.

     10.5 Benefit of Agreement. Each Lender will accept its Note as evidence of loans made in the ordinary course of its business and will acquire its Note for its own account without any present intention of making any sale or distribution of its Note in any manner, provided that the disposition of each Lender's Note shall be in the control of such Lender. The terms and provisions of the Loan Documents shall be binding upon and inure to the benefit of Borrower and Lenders and their respective successors and assigns, including, without limitation, all future holders of the Notes, except Borrower shall not have any right to assign its rights or obligations under the Loan Documents or any interest therein, without the prior written consent of Required Lenders.

     10.6 Survival of Representations. All representations and warranties of Borrower contained in the Loan Documents shall survive delivery of the Notes and the making of the Loan.

     10.7 Choice of Law and Construction. The Loan Documents shall be construed in accordance with the laws of the State of Illinois applicable to contracts made and performed in Illinois by an Illinois borrower and a lender located in Illinois. Whenever possible, each provision of the Loan Documents shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provisions of any Loan Document shall be held to be prohibited or invalid under such applicable law, such provisions shall be ineffectively only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of any such loan Document.

     10.8 Attorneys' Fees. Should any litigation be commenced between the parties hereto concerning, this Agreement, or the rights and duties of the parties in relation hereto, the prevailing party in any such litigation shall be entitled to such reasonable attorneys' fees as the court may award.

     10.9 Severability. The unenforceability of any provision of this Agreement shall not affect the enforceability or validity of any other provision hereof.

     10.10 Section Headings and References. Section headings in the Loan Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents. All references to sections in the Loan Documents are to the section of the Loan Document in which such section reference appears, unless a different Loan Document is expressly specified.

     10.11 Exhibits. All exhibits referred to in the Loan Documents are hereby incorporated into each other Loan Documents by this reference and all terms as defined in the Loan Documents shall have the same meanings in such exhibits, unless otherwise defined in such exhibits. All references to exhibits in the Loan Documents are to those attached to the Loan Document in which such reference appears, unless a different Loan Document is expressly specified.

     10.12 Notices

     10.12.1 All notices, requests and demands to or upon the parties to any Loan Document required or permitted to be given under such Loan Document shall be deemed given: (a) three (3) days following deposit in the United States mail, postage prepaid; (b) upon delivery to the telegraph company for transmission, charges prepaid; (c) in the case of a telecopies notice, when sent, and receipt is confirmed by telephone; or (d) when physically delivered by hand to the addressee of such notice by or on behalf of the person initiating such notice; in each case addressed to the address or telecopier number of Borrower, Lenders and Agent, as the case may be, appearing below their respective signatures to this Agreement. Borrower, Lenders and Agent may each change the address or telecopier number for service of notice upon it by a notice in writing to the others.

     10.12.2 Borrower hereby authorizes Lenders and Agent to set Loan closing dates, extend Loans advances and accept payments and prepayments under this Agreement and the Notes based on oral or telephonic notices made by any person or persons, Lenders, and Agent, as the case may be, in good faith believe to be acting on behalf of Borrower. Borrower agrees to promptly confirm to Agent any oral or telephonic notice in writing signed by Borrower on the date such oral or telephonic notice is made. If such written confirmation differs in any material respect from the action taken by Agent and Lenders pursuant to any such oral or telephonic notice, the records of Agent and Lenders shall govern, absent manifest error, all as the case may be.

     10.13 Lawful Money. Each reference in the Loan Documents to payment of any amount of money is to lawful money of the United States of America.

     10.14 Entire Agreement. The Loan Documents and the documents referred to therein embody the entire agreements and understandings among Borrower, Lenders, and Agent, and supersede all prior agreements and understandings among Borrower, Lenders and Agent relating to the subject matter thereof, as the as may be.

     10.15 Term of Agreement. The Loan Documents shall become effective of the Effective Date and terminate only when all the Notes, all interest thereon and all other payment obligations under the Loan Documents have been paid in full.

     10.16 Further Assurance. Borrower hereby further agrees with Lenders to execute, acknowledge and delivery any and all such further assurances and other agreements or instruments, and to take or cause to be taken all such other actions, as shall be reasonably requested by any Lender or Agent from time to time in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times the rights, remedies, powers and privileges of Lenders under this Agreement, all without any cost or expense to Lenders or Agent.

     10.17 Counterparts. The Loan Documents (other than the Notes) may be executed by the parties hereto and thereto individually or, in any combinations of the parties hereto, in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     10.18 Legal Representation. Bruck & Perry, A Professional Corporation, has acted as counsel to Borrower in connection with the Loan and Loan Documents. Lenders and Agent acknowledge that Bruck & Perry, A Professional Corporation, have not represented Lenders or Agent in connection with the Loan and Loan Documents and Lenders and Agent have not relied on Bruck & Perry, A Professional Corporation.

     IN WITNESS WHEREOF, Borrower, Lenders and Agent have executed this Agreement as of the date first above written.

                                                                      "Borrower"

                                                   RCP ENTERPRISES GROUP, L.L.C.
                                               an Ohio limited liability company



                                                 By: /s/ Richard C. Peplin, Jr.
                                                 Richard C. Peplin, Jr., Manager
                                                              25100 Detroit Road
                                                            Westlake, Ohio 44145
                                                    Attn: Richard C. Peplin, Jr.
                                                   Facsimile No.: (216) 871-0832

                                                                       "Lenders"

                                               WISEMAN FAMILY TRUST UDT 10/31/89



                                             By: /s/ Troy Wiseman
                                                           Troy Wiseman, Trustee
                                                         1901 North Roselle Road
                                                                      Suite 1030
                                                            Schaumburg, IL 60195
                                                   Facsmilie No.: (847) 490-6519


                                                      /s/ Richard C. Peplin, Sr.
                                                              25100 Detroit Road
                                                            Westlake, Ohio 44145
                                                  Facsimilie No.: (216) 871-0832




                                                                         "Agent"

                                                      /s/ Richard C. Peplin, Sr.
                                                          RICHARD C. PEPLIN, SR.
                                                              25100 Detroit Road
                                                            Westlake, Ohio 44145
                                                   Facsimile No.: (216) 871-0832

                                    EXHIBIT B

                                      NOTE

$50,000.00                                                      October 13, 1997



     1. Obligation. For value received, RCP ENTERPRISES< L.L.C., and Ohio limited liability company (the "Company"), promises to pay to TROY D. WISEMAN AS TRUSTEE OF THE WISEMAN FAMILY TRUST UDT 10/31/89 or order ("Holder") the Principal Amount, or so much thereof as may be advanced and be outstanding, and Interest (both as defined below) in the manner and upon the terms and condition\s set forth herein (the "Obligation").

     2. Amount and Payment of Principal Amount and Interest. The principal amount ("Principal Amount) of this Note is Fifty Thousand and no/100 Dollars ($50,000.00). The outstanding principal balance of this Note shall bear interest ("Interest"() at the rate of thirty percent (30%) per annum; provided, however, in no event shall the Company be obligated to pay a rate of interest which exceeds the maximum rate permissible under applicable usury law. This Note shall be payable in equal monthly installments of principal and interest in the amount of Two Thousand Eight Hundred Four Dollars and Ninety-Six Cents ($2,804.96) which shall be due on the 17th day o each month commencing November 17, 1997. The entire unpaid Principal Amount and any unpaid Interest shall be due and payable on October 17, 1999. The entire amount of this Note may be prepaid on not less than thirty (30) days notice on or after April 17, 1997.

     3. Application of Payments. Each payment made on this Note shall be credited first to any interest then due and second, to the outstanding principal balance hereof.

     4. Manner and Place of Payment. Payments of the Principal Amount and Interest shall be made in lawful money of the United States of America. Principal and Interest are payable to the Holder but shall be delivered to Richard C. Peplin, St., as agent for the Holder in accordance with the provisions of the Revolving Loan Agreement dated October 13, 1997 by and among the Wiseman Family Trust UDT 10.31.89, Richard C. Peplin, St., and the additional lenders who become parties to the Revolving Loan Agreement, the Company and Richard C. Peplin, Sr. ("Agent") at the principal office of Agent, 25100 Detroit Road, Westlake, Ohio 44145. At the option of the Company, payments may be made by check mailed to Agent.

     5. Security. The Obligation shall be secured by a security interest in favor of Holder as set forth in that certain Security Agreement dated October 13, 1997 by and among the Wiseman Family Trust UDT 10/31/89, Richard C. Peplin, Sr., and the additional lenders who become parties to the Security Agreement ("Secured Parties"), the Company as debtor and Richard C. Peplin, Sr., as agent for the Secured Parties ("Security Agreement").

     6. Events of Default. The following shall each constitute an "Event of Default" under this Note: (i) default in the payment when due of an installment of Principal Amount or interest under this Note and such default shall continue for a period of ten (10) days; (ii) any default under the Revolving Loan Agreement or the Security Agreement; and (iii) any of the following events of bankruptcy or insolvency: (A) the Company shall file a voluntary bankruptcy or reorganization petition under the provisions of the Federal Bankruptcy Act, any other bankruptcy or insolvency law or any other similar statute applicable to the Company ("Bankruptcy Laws"), (B) the Company shall consent to the filing of any bankruptcy or reorganization petition against it under any Bankruptcy Law,
(C) the Company shall file a petition or answer or consent seeking relief or assisting in seeking relief for the Company in a proceeding under any Bankruptcy Law or any answer admitting the material allegations of a petition filed against it in such a proceeding, (D) the Company or its members shall take action looking tot he dissolution or liquidation of the Company, (E) the Company shall make an assignment for the benefit of its creditors, (F) the Company shall admit in writing its inability to pay its debts generally as they become due, (G) the Company shall consent to the appointment of a receiver, trustee, or liquidator of it or of any substantial part of its property, (H) by the order of a court of competent jurisdiction, a received, liquidator or trustee of the Company or of any substantial part of its property shall be appointed and such receiver, liquidation or trustee shall not have been discharged within a period of thirty
(30) days, (I) by decree of such a court, the Company shall be adjudicated bankrupt or insolvent or any substantial part of the property of the Company shall have been sequestered and such decree shall have continued undischarged and unstayed for a period of thirty (30) days after the entry thereof, or (J) an involuntary bankruptcy reorganization petition pursuant to any Bankruptcy Law shall be filed against the Company (and, in the case of any such petition filed pursuant to any provision of a statue which required the approval of such petition by a court, shall be approved by such a court) and shall not be dismissed within thirty (30) days after such filing.

     7. Demand Upon Event of Default. Upon the occurrence of an Event of Default specified in Section 6 above, all Interest and the unpaid Principal Amount of this Note shall become immediately due and payable, without further presentment, notice or demand for payment.

     8. Expenses of Enforcement. The Company agrees to pay all reasonable costs and expenses, INCLUDING WITHOUT LIMITATION REASONABLE ATTORNEYS' FEES, AS A COURT OF COMPETENT JURISDICTION SHALL AWARD, WHICH Holder shall incur in connection with any legal action or legal proceeding commenced for the collection of this Note or the exercise, preservation or enforcement of Holder's rights and remedies thereunder.

     9. Cumulative Rights and Remedies. All rights and remedies of Holder under this Note shall be cumulative and not alternative and shall be in addition to all rights and remedies available to Holder under applicable Law.

     10. Governing Law. This Note shall be governed by and interpreted and construed in accordance with the laws of the State of Illinois. Any action or proceeding arising under or pursuant to this Note shall be brought in Cook County, Illinois.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered at Westlake, Ohio by its duly authorized officers as if the da and year first above written.

                                                   RCP ENTERPRISES GROUP, L.L.C.
                                               an Ohio limited liability company


                                                By: /s/ Richard C. Peplin, Jr.
                                                 Richard C. Peplin, Jr., Manager

10-10-97

Wiseman
Loan Amount:                        $50,000.00       Load Date:                                            10-13-1997
Term of Loan:                       24               Annual Interest Rate:                          30.000%
Amortization Method:                Normal, 360 D/Y  Interest Compounded:                           Monthly


PMT               Due Date                  Payment Amount    Interest Principal                 Balance

1                 11-17-97                  2,804.96                   1,420.83         1,384.13                   48,615.87
2                 12-17-97                  2,804.96                   1,215.40         1,589.56                   47,026.31
                                            --------                   --------         --------
                  1997 totals               5,609.92                   2,636.23         2,973.69

3                 01-17-98                  2,804.96                   1,175.66         1,629.30                   45,397.01
4                 02-17-98                  2,804.96                   1,134.93         1,670.03                   43,726.96
5                 03-17-98                  2,804.96                   1,093.17         1,711.79                   42,015.19
6                 04-17-98                  2,804.96                   1,050,38         1,754.56                   40,260.61
7                 05-17-98                  2,804.96                   1,006.52         1,798.44                   38,462.17
8                 06-17-98                  2,804.96                      961.55        1,843.41                   36,618.76
9                 07-17-98                  2,804.96                      915.47        1,889.49                   34,729.27
10                08-17-98                  2,804.96                      868.23        1,936.73                   32,792.54
11                09-17-98                  2,804.96                      819.81        1,985.15                   30,807.39
12                10-17-98                  2,804.96                      770.18        2,034.78                   28,772.61
13                11-17-98                  2,804.96                      719.32        2,085.64                   26,686.97
14                12-17-98                  2,804.96                      667.17        2,137.79                   24,549.18
                                            --------                   ---------        --------

                  1998 totals                 33,659.         11,182.39      22,477.13

15                01-17-99                  2,804.96                      613.73        2,191.23                   22,357.95
16                02-17-99                  2,804.96                      558.95        2,246.01                   20,111.94
17                03-17-99                  2,804.96                      502.80        2,302.16                   17,809.78
18                04-17-99                  2,804.96                      445.24        2,359.72                   15,450.06
19                05-17-99                  2,804.96                      386.25        2,418.71                   13,031.35
20                06-17-99                  2,804.96                      325.76        2,479.18                   10,552.17
21                07-17-99                  2,804.96                      263.80        2,541.16                     8,011.01
22                08-17-99                  2,804.96                      200.28        2,604.68                     5,406.33
23                09-17-99                  2,804.96                      135.18        2,669.80                     2,736.53
24                10-17-99                  2,804.96                        68.41       2,736.53                            0.00
                                            --------                   ----------       --------

                  1999 totals                 28,049.58       3,500.40       24,549.18

                  Grand totals                67,319.          17,319.02      50,000.00

                                    EXHIBIT C

                                    GUARANTY

     This Guaranty is executed in connection with a Loan Agreement dated October 13, 1997 by and between the TROY D. WISEMAN AS TRUSTEE OF THE WISEMAN FAMILY TRUST UDT 10/31/89, RICHARD C. PEPLIN, SR. and those other persons who become lenders under the Term Loan Agreement by adopting the Term Loan Agreement (collectively, "Lenders"), RICHARD C. PEPLIN, SR., as the initial agent for Lenders (Agent") and RCP ENTERPRISES GROUP, L.L.C., an Ohio limited liability company ("Borrower").

     The undersigned ("Guarantor") hereby requests Lenders to make all or part of the Loan to Borrower as contemplated by the Loan Agreement and to accept the Notes issued by Borrower to Lenders pursuant to the Loan Agreement ("Notes") from Borrower.

     1. Guarantor hereby unconditionally guarantees and promises to pay to Lenders any and all indebtedness of Borrower to Lenders as evidenced by the Notes.

     2. Either before or after revocation hereof and in such manner, upon such terms and at such times as they considers best and with or without notice to Guarantor, Lenders may alter, compromise, accelerate, extend or change the time or manner for the payment or performance of any indebtedness hereby guaranteed, release or add any one or more guarantors or endorsers, accept additional or substituted security thereof, or release or subordinate any security therefor. No exercise or nonexercise by Lenders of any right hereby given them, no dealing by Lenders with Borrower or any other person, and no change, impairment or suspension of any right or remedy of Lenders shall in any way affect any of the obligations of Guarantor hereunder or any security furnished by Guarantor or give Guarantor any recourse against Lenders.

     3. Guarantor waives and agrees not to assert or take advantage of: (a) any right to require Lenders to proceed against Borrower or any other person, firm or corporation or to proceed against or exhaust any security held by them at any time or to pursue any other remedy in their power; (b) the defense of the statute of limitations in any action hereunder or for the collection of any indebtedness or the performance of any obligation guaranteed hereby; (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of, or revocation hereof by, any other or others or the failure of Lenders to file or enforce a claim against the estate (either in administration, bankruptcy, or other proceeding) of any others; (d) demand, protest and notice of any kind including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of new or additional indebtedness or of any action or non-action on the part of Borrower, Lenders, any endorser, creditor of Borrower or Guarantor under this or any other instrument, or any other person whomsoever, in connection with any obligation or evidence of indebtedness held by Lenders as collateral or in connection with any indebtedness or obligation hereby guaranteed; (e) any defense based upon an election of remedies by Lenders, including without limitation, an election to proceed by nonjudicial rather then judicial foreclosure, which election destroys or otherwise impairs subrogation rights of Guarantor or the right of Guarantor proceed against Borrower for reimbursement, or both, if any, including, without limitation, the impairment of subrogation rights arising by virtue of statute;
(f) any defense or right based upon the fair value deficiency protections and provisions of applicable law; and (g) any suretyship defenses available to Guarantor under applicable law.

     4. Guarantor, by execution hereof, represents to Lenders that the relationship between Guarantor and Borrower is such that Guarantor has access to all relevant facts and information concerning the indebtedness and Borrower and that Lenders can rely upon Guarantor's having such access. Guarantor waives and agrees not to assert any duty on the part of Lenders to disclose to Guarantor any facts that Lenders may now or hereafter know about Borrower, regardless of whether Lenders have reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor. Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and all circumstances bearing on the final risk of non-payment of the indebtedness guaranteed hereby.

     5. Until the Notes have been paid in full, Guarantor shall have no right of subrogation and waives any right to enforce any remedy which Lenders now has or may hereafter have against Borrower and any benefit of and any right to participate in, any security now or hereafter held by Lenders.

     6. The amount of Guarantor's liability and all rights, powers and remedies of Lenders hereunder and under any other agreement now or at any time hereafter in force between Lenders and Guarantor shall be cumulative and not alternative, and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to Lenders by law.

     7. Guarantor's obligations hereunder are independent of the obligations of Borrower and in the event of any default hereunder, a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or whether Borrower is joined in any such action or actions. Lenders may maintain successive actions for other defaults. Lender's rights hereunder shall not be exhausted by their exercise to any of their rights or remedies or by any such action or by any number of successive actions until and unless all indebtedness and obligations hereby guaranteed have been paid and fully performed.

     8. Guarantor agrees to pay to Lenders without demand reasonable attorneys' fees and all costs and other expenses which Lenders expends or incurs in collecting or compromising any indebtedness of Borrower or in enforcing this guaranty against Guarantor including, without limitation, reasonable attorneys' fees, costs and other such expenses incurred in any bankruptcy proceeding. Guarantor warrants represents that it is fully empowered to execute this guaranty.

     9. This guaranty shall bind Guarantor's successors and assigns. No delegation or assignment of this guaranty by Guarantor shall be of any force or effect or release Guarantor from any obligation hereunder.

     10. No provision of this guaranty or right of Lenders hereunder can be waived nor can Guarantor be released from his obligations hereunder except by a writing duly executed by Lenders. Should any one or more provisions of this Guaranty be determined to be invalid or unenforceable, the remaining provisions hereof shall be deemed severable therefrom and shall remain in full force and effect.

     11. This Guaranty shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Illinois. All actions or proceedings with respect to this guaranty may be instituted in the courts of the State of Illinois or a United States District Court located in Illinois. Each party consents to the jurisdiction of such courts.

     12. Except as provided in any other written agreement now or at any time hereafter in force between Lenders and Guarantor, this guaranty shall constitute the entire agreement of Guarantor with Lenders with respect to the subject matter hereof and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon Lenders unless expressed herein or therein. Any notice to Guarantor shall be deemed to have been duly given when delivered personally or five (5) days after being mailed, postage prepaid, to 25100 Detroit Road, Westlake, Ohio 44145 or to such other address(s) as Guarantor may from time to time designate by giving written notice to Lenders.

         Executed by Guarantor on October 13, 1997.

                                                     /s/ Richard C. Peplin, Jr.
                                                         RICHARD C. PEPLIN, JR.


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